ASSOCIATED BANC-CORP INVESTOR PRESENTATION THIRD QUARTER 2015 Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Important
note
regarding
forward-looking
statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services,
and
forecasts
of
its
revenues,
earnings,
or
other
measures
of
performance.
Such
forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”,
“plan”,
“estimate”,
“should”,
“will”,
“intend”,
“outlook”,
or
similar
expressions.
Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.
Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings.
Such factors are incorporated herein by reference.
1

OUR FOOTPRINT AND FRANCHISE

–
Period end as of June 30, 2015; Loans excludes $0.4 billion installment and credit card portfolio
2
–
Includes Missouri, Indiana, Ohio, Michigan and Iowa
> $1 billion deposits
> $300 million deposits
•
Largest bank headquartered in Wisconsin
•
$27 billion in assets: Top 50 publicly
traded bank holding company in the U.S.
•
Over 200 banking locations serving over
one million customers in over 100
communities
•
Offering a full range of banking services
and other financial products and services
Second
Quarter
2015
1
Deposits
Loans
2
1861
1999
2006
1987
2011
2011
2012
2
WI
37%
IL
24%
MN
12%
In
Footprint
10%
Other
17%
WI
67%
IL
25%
MN
8%

ATTRACTIVE MIDWEST MARKETS

Favorable
Employment
Dynamics
We Serve a Large and Growing
Market Place
•
Our footprint covers ~ 20% of the U.S.
population
(Est.
pop
~
61
million
1
)
•
Our footprint is estimated to have
contributed ~ 30% of the country’s recent
population
growth
1
Top Concentration of
Manufacturing Jobs
•
Our footprint is home to ~ 30% of all
manufacturing
jobs
in
the
U.S.
2
•
Our footprint’s manufacturing labor force
has
grown
over
the
past
three
years
2
Our Markets have
Demonstrated
Consumer Credit
Strength
•
Our footprint’s employment has grown over
the
past
three
years
3
•
Wisconsin, Minnesota, Indiana, Iowa, and
Ohio have unemployment rates below the
national
unemployment
rate
3
•
Eight of the Top 10 American cities with
the highest credit scores are located
within our footprint
4
•
Seven of the top 10 are located in our
three state branch footprint
1
–
US Census Bureau Annual Estimates of the Resident Population, 2011-2014
2
–
US Bureau of Labor Statistics, Manufacturing Industry Employees, 2011-2014
3
–
US Bureau of Labor Statistics, Total Nonfarm Employees, June 2015
4
–
Experian.com,
2014
Annual
Credit
Study,
VantageScore
registered
trademark
LARGE
DEMOGRAPHIC
BASE
SOLID JOB
GROWTH
CREDIT WORTHY
CUSTOMERS
MANUFACTURING
CENTRIC

2015 SECOND QUARTER HIGHLIGHTS

Solid Loan and Fee-Revenue Growth Offset Continued Margin Compression
•
Average loans of $18.2 billion were up $373 million, or 2% QoQ
•
Average deposits of $19.6 billion were up $571 million, or 3% QoQ
•
Net interest income of $166 million was down $1 million QoQ
•
Net interest margin of 2.83% compared to 2.89% in the first quarter
•
Repurchased 3.2 million shares of common stock during 2Q
•
Issued $65 million in preferred stock with a dividend rate of 6.125%
•
Capital ratios remain strong with a common equity Tier 1 ratio of 9.31%
•
Noninterest income of $87 million was up $6 million QoQ
•
Core fee-based revenue increased $2 million from the first quarter
•
Mortgage banking revenue was up $3 million from the first quarter
•
Net income (NIAC) of $48 million, or $0.31 per share
•
Return on average common equity Tier 1 of 10.55%
Net Interest Income
&
Net Interest Margin
Noninterest Income
Capital
Balance Sheet
Net Income
Avail. to Common
& ROT1CE

$4.2
$5.0
$5.9
$6.5
$7.2
$2.9
$3.3
$3.7
$4.0
$4.1
$2.7
$3.3
$3.7
$4.1
$4.9
$3.2
$3.0
$2.5
$2.1
$2.0
2Q 2011
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Commercial & Business
Commercial Real Estate
Residential Mortgage
Home Equity & Installment
GROWING
THE
LOAN
PORTFOLIO
1
($ IN BILLIONS)
1
–
Based on average balances
5
Cumulative
Change
2Q
2011
–
2Q
2015
+$1.2 billion
+$2.2 billion
+$3.0 billion
$18.2
$15.7
$16.6
$14.6
$13.0
-$1.2 billion

LOAN PORTFOLIO GROWTH
YTD 2015 AVERAGE LOAN GROWTH OF $801 MILLION, OR 5% FROM 4Q 2014
($ IN MILLIONS)
6
($121)
$19
$76
$83
$148
$203
$393
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
YTD
Change
+2%
+9%
+7%
(6%)
Commercial & Business
Residential Mortgage
Commercial Real Estate
Home Equity & Installment

DIVERSE PORTFOLIO OF VALUE-ADDED
BUSINESSES

Corporate and
Specialized
Lending
Consumer and
Business
Banking
Private Client and
Institutional
Services
Commercial
Real Estate
Lending
Private Banking
Personal Trust
Asset Management
Retirement Plan
Services
Associated
Financial Group
Associated
Investment
Services
Community
Markets
Branch Banking
Commercial
Banking
Residential
Lending
Payments and
Direct Channels
Corporate
Commercial and
Specialized
Lending
Commercial
Deposits and
Treasury
Management
Capital Markets
Community, Consumer, and Business
Corporate and Commercial
Specialty
Rochester, MN
Eau Claire, WI
La Crosse, WI
Central Wisconsin
Rockford, IL
Peoria, IL
Southern Illinois
CRE Lending
Real Estate
Investment Trusts
CRE Syndications
CRE Tax Credits

NET INTEREST INCOME AND MARGIN

Net Interest Income & Net Interest Margin
Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
0.91%
0.65%
0.41%
0.29%
0.40%
($ in millions)
1
–
Includes the effect of pre-refunding $430 million of senior notes due 1Q 2016
4.00%
3.80%
3.47%
3.31%
3.15%
4.47%
4.07%
3.77%
3.55%
3.38%
2Q 2011
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Total Interest-earning Yield
Total Loan Yield
$154
$154
$160
$169
$166
3.29%
3.30%
3.16%
3.08%
2.83%
2Q 2011
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Net Interest Income
Net Interest Margin
0.63%
0.37%
0.24%
0.19%
0.21%
2Q 2011
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Interest Bearing Deposit Costs
Other Funding Costs
1

INTEREST RATE SENSITIVITY

•
Net interest income will benefit from asset
re-pricing in a rising rate environment
•
Continued growth in floating rate loans has
positioned us to benefit from rising rates
o
$10 billion (88%) of the commercial loan
portfolio will re-price or mature within
one year
o
60% of the commercial loan portfolio is
floating or adjustable rate and less than
3% is fixed long term
•
Overall, we have a stable and low cost deposit
funding base
o
Historically, our deposit pricing has
lagged Federal Reserve interest rate
increases
o
We have estimated our low cost core
deposits have an effective beta of
approximately 0.5 (i.e., deposit rates
modeled to increase ~50bps per 100bps
increase in Fed funds rates)
1.5%
2.9%
2.0%
4.1%
100bps increase
200bps increase
Dynamic Forecast
Static Forecast
Within
1 Yr
1-5 Yrs
After 5
Yrs
Total
% of
Total
Fixed
$3.2
$1.1
$0.3
$4.6
40%
Floating
$3.9
$2.6
$0.3
$6.8
60%
Total
$7.1
$3.7
$0.6
$11.4
100%
% by Maturity
63%
32%
5%
Sensitivity Analysis
Estimated
%
Change
in
Earnings
1
Over 12 Months
Commercial Loan Maturity Distribution
and Interest Rate Sensitivity
($ in billions)
1
–
Change in net interest income and earnings at risk due to instantaneous moves in benchmark interest rates. We evaluate the sensitivity using: 1) a dynamic forecast incorporating balance sheet growth, and 2) a static forecast where the current balance sheet is held constant.

BRANCH OPTIMIZATION

($ in billions)
•
By year end 2015, we expect to consolidate thirteen additional branches for a total of 100 branch consolidations since mid 2007
•
During the same period, we reinvigorated the overall delivery model to meet the changing preferences of our customers:
o
Continued investments in mobile and online technology
o
Significant deployment of ATM and other self service solutions
•
Since 2011, we have significantly modernized our branch footprint to create an improved client experience, which has led to high deposit retention and organic deposit growth
Changing
customer
behavior
has
driven
our
focus
on
branch
channel
optimization
BRANCHES
1
–
Total Deposits as of June 30, 2015; Insured Deposits (less than $250,000) as of March 31, 2015
2
–
Insured Deposits covered by the FDIC, per Call Report
315
270
~215
2Q 2007
2Q 2011
YE 2015
Forecast
$14
$14
$19
$8
$12
2Q 2007
2Q 2011
Recent Quarter
1
Total Deposits
Insured Deposits
2
DEPOSITS

EVOLVING DELIVERY MODEL

Physical Channels
Self Service Channels
Direct Channel Targeting
•
We have integrated digital
solutions into branches
•
We have developed lower
cost branch concepts
•
We fully deployed
ATM and
deposit automation
•
Redesigned website to
enhance eCommerce
•
Driving to a consistent
digital channel experience
•
Implemented online lending
and deposit sales solutions
•
Leveraging customer
analytics and a virtual sales
team to drive cross-sell
•
Nearly 10% of all new loan
applications now come
through online channels
Enhanced multi-channel connections drive customer adoption and efficiency
> 50%
> 20%
Online Banking
Mobile Banking
Branch Transactions
Deposit Customer Usage
Dec 2014
Jun 2015
Online Deposit Account
openings have doubled
ATM
~1/3
Teller
~2/3

PURSUING EFFICIENCY GAINS
($ IN MILLIONS)
Efficiency Ratio
1
at YTD 2015 =
69%
Goal =
Peer Average
or Better
1
–
Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains/losses, net.  This is a non-GAAP financial measure.
Please refer to the appendix for a reconciliation of this measure to the efficiency ratio as defined by the Federal Reserve.
2
–
Technology Spend = Technology and Equipment expenses
3
–
FTE = Average Full Time Equivalent Employees
12
Efficiency Ratio
1
Areas of Focus
Back Office Initiatives:
Implementing technology
solutions in labor intensive
processes
Real Estate Initiatives:
Actions to optimize our
real estate holdings and
capacity
Distribution Initiatives:
Optimize the way we
interact with our
customers
70.4%
69.3%
69.6%
69.0%
69.0%
$52
$67
$75
$80
$43
4,968
4,728
4,406
4,443
2011
2012
2013
2014
YTD 2015
$-
$20
$40
$60
$80
$100
$120
$140
$160
2
Technology Spend
3
FTE
4,985

STRONG CAPITAL POSITION
MANAGED
OUR
CURRENT
CAPITAL
INTO
OUR
TARGET
RANGE
OF
8
-
9.5%
13
7.9%
7.9%
7.9%
12.3%
12.2%
11.6%
11.5%
9.7%
9.3%
2007
2008
2009
2010
2011
2012
2013
2014
YTD
2015
•
Proactive capital management has
restored capital to normalized levels;
Capital is modestly above pre-crisis
levels
•
Well positioned for changing
economic cycles and future
challenges
•
DFAST: We modeled sufficient
capital to remain “well capitalized”
throughout the forecasting horizon
•
Share repurchase program is on
“pause”
Common Equity Tier 1 Ratio
Basel
III
Basel I
Funding
Organic
Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share
Buybacks and
Redemptions
Capital Management Priorities
1
2
3
4

$0.05
$0.08
$0.09
$0.10
$0.24
$0.28
$0.28
$0.31
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Dividends per Common Share
Diluted EPS
WHY ASSOCIATED
14
1
–
Return on Average Common Equity Tier 1 (ROT1CE).  Management uses Common Equity Tier 1, along with other capital measures to assess and monitor our capital position.  This is a non-GAAP financial measure.  Please refer to the appendix for a reconciliation of Common Equity Tier 1 to stockholders’ equity.
ROT1CE
Attractive Midwest
Markets
Diverse Portfolio of
Value-Added Businesses
Modern and Rapidly
Evolving Delivery Model
Asset Sensitive
Rate Profile
Disciplined Capital
Philosophy
Management Team Focused on Creating Long-Term Value
1
9.3%
9.9%
9.6%
10.6%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%

SECOND HALF 2015 OUTLOOK

Balance Sheet
•
High single digit annual
average loan growth
•
Maintain loan / deposit ratio under 100%
Margin
•
Modest continuing compression throughout the second half of
the year
Noninterest
Income
1
•
Seasonally lower insurance commissions
Noninterest
Expense
1
•
Full year
not
to exceed $700 million
Capital
•
Now in
our target range
•
Continue to follow stated corporate priorities for capital
deployment
•
Pausing on additional stock repurchases
Provision
•
Based on loan growth and changes in risk grade or other
indicators of credit quality
1
–
Outlook incorporates effects of Ahmann & Martin Co. acquisition.

APPENDIX

LOANS BY INDUSTRY AND STATE
JUNE 2015 PERIOD END BALANCES

C&BL by Industry
($7.2 billion)
C&BL by State
($7.2 billion)
CRE by Industry
($4.2 billion)
CRE by State
($4.2 billion)
Residential Mortgage by State
($4.9 billion)
Home Equity by State
($1.6 billion)
1
–
Includes Missouri, Indiana, Ohio, Michigan and Iowa
Manufacturing
21%
Other
13%
Wholesale
Trade
10%
Power &
Utilities
9%
Oil & Gas
11%
Finance &
Insurance 12%
Retail Trade
4%
Real Estate
8%
Health Care
and Soc.
Assist.
5%
Profsnl,
Scientific, and
Tech Svs
3%
Rental and
Leasing Svs
3%
Transport. and
Whsing
1%
Wisconsin
32%
Illinois
16%
Minnesota
11%
In
-Footprint
8%
Other
33%
Multi
-Family
21%
Office /
Mixed Use
21%
Construction
26%
Retail
19%
Industrial
6%
Other
3%
Hotel / Motel
4%
Wisconsin
33%
Illinois
23%
Minnesota
10%
In
Footprint
1
21%
Other 12%
Wisconsin
39%
Illinois
38%
Minnesota
14%
In
-
Footprint
1
8%
Other
1%
Wisconsin
72%
Illinois
16%
Minnesota
11%
Other
2%
1

NONINTEREST INCOME TRENDS
($ IN MILLIONS)
Mortgage Banking (net) Income
Total Noninterest Income
Other Noninterest Income
2
18
1
–
Core Fee-based Revenue = Trust service fees plus service charges on deposit accounts plus card-based and other nondeposit fees plus insurance commissions plus brokerage and annuity commissions.  This is a non-GAAP measure.  Please refer to the press release tables for a reconciliation to noninterest income.
2
–
Other Noninterest Income = Total noninterest income minus net mortgage banking income minus core fee-based revenue. This is a non-GAAP measure.  Please refer to the press release tables for a reconciliation to noninterest income.
$72
$75
$70
$80
$87
$60
$54
$56
$64
$66
$12
$21
$14
$16
$21
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
$7
$14
$11
$9
$11
2Q
2014
3Q
2014
4Q
2014
1Q
2015
2Q
2015
$5
$7
$3
$7
$10
2Q
2014
3Q
2014
4Q
2014
1Q
2015
2Q
2015
Core Fee
-
based Revenue
Mortgage
Banking
(net)
and
Other
Noninterest
Income
1

INSURANCE BUSINESS EXPANSION
KEY DRIVER OF NONINTEREST REVENUE GROWTH

Insurance Commissions Trend
•
In February 2015, Associated Financial Group (AFG), a leading risk and benefit consulting practice based in WI, acquired Ahmann & Martin Co., a leading property and casualty brokerage based in the Twin Cities
•
The acquisition created one of the largest risk and benefit consulting firms in the country
o
AFG is now positioned as a Top 50 U.S. insurance brokerage firm serving approximately
14,000 customers
•
The acquisition significantly expanded Associated’s property and casualty insurance capabilities and related insurance commission revenue potential
o
Expected to generate additional seasonal insurance revenues in the first half of each year going forward
1
–
Excludes a $4 million reserve related to the remediation of debt protection products
$11
$12
$14
$12
$11
$20
$20
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
($ in millions)
1
Property &
Casualty
25%
Employee
Benefits &
Other
75%
Insurance Commissions – YTD 2015

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)
$49
$54
$54
$53
$52
2Q
2014
3Q
2014
4Q
2014
1Q
2015
2Q
2015
Technology
Spend
Total Noninterest Expense
Other
Non-Personnel
Spend
3
4,431
4,359
4,320
4,422
4,465
3,800
4,000
4,200
4,400
4,600
4,800
5,000
2Q
2014
3Q
2014
4Q
2014
1Q
2015
2Q
2015
1
–
Efficiency ratio = Noninterest expense, excluding other intangible amortization, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains/losses, net, and asset gains / losses, net.  This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this measure.
2
–
Technology Spend = Technology and Equipment expenses
3
–
Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
4
–
FTE = Average Full Time Equivalent Employees
Efficiency Ratio
1
68%
69%
70%
69%
20
$98
$98
$97
$100
$103
$70
$74
$75
$74
$74
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Personnel
Other Noninterest Expense
FTE
4
Trend
$168
$172
$172
$174
$177
69%
2
$21
$20
$21
$21
$22
2Q
2014
3Q
2014
4Q
2014
1Q
2015
2Q
2015

CREDIT QUALITY INDICATORS
($ IN MILLIONS)
Potential Problem Loans to Total Loans
Nonaccruals to Total Loans
Allowance to Total Loans
Net Charge Offs to Average Loans
$288
$220
$190
$219
$200
1.69%
1.28%
1.08%
1.22%
1.09%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Potential Problem Loans
PPLs / Total Loans
$3
$3
$4
$6
$9
0.06%
0.06%
0.10%
0.13%
0.19%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Net Charge Offs
NCOs / Avg Loans (annualized)
$179
$184
$177
$174
$160
1.05%
1.07%
1.01%
0.97%
0.88%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Nonaccruals
Nonaccruals / Total Loans
152%
145%
150%
152%
163%
1.59%
1.55%
1.51%
1.48%
1.43%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
ALLL / Nonaccruals
ALLL / Total Loans

OIL AND GAS LENDING UPDATE

•
Portfolio is performing as expected
•
Oil & Gas period end loans decreased 3% in the
second quarter
•
Spring borrowing base re-determinations and the
SNC exam are complete
•
Released $1 million in reserves in the second quarter
($ in Millions)
4Q 2014
1Q 2015
2Q 2015
EOP Loan Balance
$754
$780
$757
Oil & Gas Related
Reserves
$17
$27
$26
Reserve/EOP Loans
2.26%
3.46%
3.43%
Portfolio Overview
49 clients
Over $1 billion in
aggregate
commitments
Average
commitment of
$21 million
•
Exclusively focused on the upstream sector
(‘Exploration and Production’ or ‘E&P’ sector)
•
Focused on the small to mid-size independent
segment, both public and private companies
•
Asset-based loans collateralized by a lien on oil
& gas reserves
•
Generally, we are participants in syndicated
loans in this sector
Portfolio Performance
($ in millions)
Oil & Gas
4%
Oil & Gas Period End
Loan Balances
2015 Second Quarter
Loan Composition
All Other
Loans
96%
2Q 2012
2Q 2013
2Q 2014
2Q 2015
$251
$354
$659
$757

HIGH QUALITY SECURITIES
($ IN MILLIONS)

Investment Securities & Yield
Risk Weighting Profile –
June 30, 2015
Fair Value Composition –
June 30, 2015
Investment Type
Amortized
Cost
Fair
Value
Duration
(Yrs)
Agency MBS
$2,357.1
$2,393.0
3.11
GNMA CMBS
1,794.3
1,774.6
3.88
Municipals
984.0
1,000.6
5.90
Agency & Other CMOs
757.9
762.6
3.27
Corporates & Other
6.6
6.7
1.39
Govt & Agencies
1.0
1.0
1.63
Strategic Portfolio
$5,900.9
$5,938.5
3.83
Membership Stock
160.8
160.8
Total Portfolio
$6,061.6
$6,099.2
Net Unamortized Premium
111.0
99% government backed
Agency and other
government paper
Treasuries and GNMA
$4,521
$4,926
$5,756
$5,938
2.98%
2.57%
2.63%
2.45%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Fair Value
Average Yield
22.7%
46.0%
75.6%
53.1%
1.7%
0.9%
1Q 2015
2Q 2015
0% RWA
20% RWA
All Other
Other MBS
32%
GNMA
CMBS
30%
Municipals
17%
GNMA
MBS
8%
GNMA
CMOs
7%
Other
CMOs
6%
Other
0%

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS (1 OF 2)
Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
2011
2012
2013
2014
YTD 2015
Efficiency Ratio Reconciliation:
Efficiency ratio,
as defined by the Federal Reserve
73.64%
72.16%
71.04%
69.97%
70.26%
Taxable equivalent adjustment
(1.74)
(1.59)
(1.45)
(1.36)
(1.38)
Asset gains (losses), net
(0.92)
(0.86)
0.39
0.73
0.41
Other intangible amortization
(0.54)
(0.45)
(0.42)
(0.39)
(0.34)
Efficiency ratio, fully taxable equivalent
70.44%
69.26%
69.56%
68.95%
68.95%
24
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Efficiency Ratio Reconciliation:
Efficiency ratio,
as defined by the Federal Reserve
69.70%
69.44%
70.33%
70.30%
70.23%
Taxable equivalent adjustment
(1.32)
(1.36)
(1.40)
(1.42)
(1.34)
Asset gains, net
0.26
1.36
1.05
0.30
0.51
Other intangible amortization
(0.41)
(0.40)
(0.32)
(0.32)
(0.35)
Efficiency ratio, fully taxable equivalent
68.23%
69.04%
69.66%
68.86%
69.05%

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS (2 OF 2)

Common Equity Tier 1, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Common Equity Tier 1, along with other capital measures, to assess and monitor our capital position. Common Equity Tier 1 for 2015 follows Basel III and is defined as common stock and related surplus, net of treasury stock, plus retained earnings. Common Equity Tier 1 for 2014 follows Basel I and is defined as Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
($ in thousands)
2Q 2012
2Q 2013
2Q 2014
2Q 2015
Common Equity Tier 1 Reconciliation:
Stockholders’ Equity
$2,909,621
$2,876,976
$2,929,946
$2,904,391
Accumulated other comprehensive
income (loss)
(66,579)
25,015
(10,494)
(2,594)
Preferred equity
(63,272)
(63,272)
(61,024)
(122,015)
Intangible
assets
(946,492)
(942,374)
(938,370)
(950,438)
Deferred tax assets (DTAs) / Disallowed servicing assets
(4,749)
(2,470)
(407)
(3,866)
Common Equity Tier 1
$1,828,529
$1,893,875
$1,919,651
$1,825,478